UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

Spectrum Control, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8031 Avonia Road, Fairview, Pennsylvania		16415
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (814) 474-2207

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2004, Spectrum Control, Inc. ("Spectrum") entered into an asset purchase agreement with REMEC, Inc., a California corporation ("REMEC"), to acquire substantially all of the assets and certain of the liabilities of REMEC's RF and microwave components business unit ("CBU"). REMEC is a designer and manufacturer of high frequency subsystems used in the transmission of voice, video and data traffic over wireless communications network and space and defense electronics applications. CBU, based in Palm Bay, Florida, designs and manufactures RF and microwave components for military, aerospace and commercial wireless markets. Under the terms of the asset purchase agreement, Spectrum agreed to purchase substantially all of the assets and assume certain liabilities of CBU for an aggregate purchase price of $8,000,000. In addition to the purchase price, Spectrum agreed to make up to two additional payments contingent upon CBU achieving certain customer order rates during the fourth calendar quarter of 2004 and the first calendar quarter of 2005. These additional contingent payments, if the required targets are met, will be equal to 50% of the amount by which the aggregate gross sales price for bona fide accepted customer orders during the applicable quarter exceeds $2,500,000. The assets acquired under the asset purchase agreement include inventories, equipment and certain intellectual property located in both Palm Bay, Florida and Milpitas, California, and certain real property and improvements located in Palm Bay, Florida. The terms of the asset purchase agreement, including the consideration paid by Spectrum, were determined in arm's length negotiations between Spectrum and REMEC. A copy of the asset purchase agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Concurrently with the execution and delivery of the asset purchase agreement, Spectrum completed the acquisition of substantially all of the assets of CBU and assumed certain of its liabilities. The initial purchase price was paid in cash from Spectrum's working capital. On October 15, 2004, Spectrum issued a press release announcing the closing of the transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c). Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement by and among Spectrum Control, Inc. and REMEC, Inc. dated October 15, 2004 (Exhibits and Schedules Omitted)*
99.1	Press Release of Spectrum Control, Inc. dated October 15, 2004

* The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted exhibit or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRUM CONTROL, INC.
(Registrant)

Date:	October 15, 2004	By:	/S/ JOHN P. FREEMAN
John P. Freeman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

2.1	Asset Purchase Agreement by and among Spectrum Control, Inc. and REMEC, Inc. dated October 15, 2004 (Exhibits and Schedules Omitted)*
99.1	Press Release of Spectrum Control, Inc. dated October 15, 2004